As Filed With the Securities and Exchange Commission on January 21, 1998

                                               Registration No.333-
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                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                              -------------------------

                                       FORM S-8

                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933

                     International Murex Technologies Corporation
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                (Exact name of registrant as specified in its charter)

                               British Columbia, Canada
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            (State or other jurisdiction of incorporation or organization)

                                         N/A
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                         (I.R.S. employer identification no.)

                        2255 B. Queen Street, East, Suite 828
                               Toronto, Ontario, Canada           M4E1G3
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                       (Address of principal executive offices)  (Zip code)

          International Murex Technologies Corporation Amended and Restated
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                             Employee Stock Purchase Plan
                            ----------------------------
                               (Full title of the plan)

                                    Jill A. Gilmer
                                      Secretary
                        2255 B. Queen Street, East, Suite 828
                           Toronto, Ontario, Canada M4E1G3
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                       (Name and address of agent for service)

                                    (519) 836-8016
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             Telephone number, including area code, of agent for service

                                       Copy to:
                                 Bruce A. Rich, Esq.
                                  Reid & Priest LLP
                                  40 W. 57th Street
                                 New York, NY  10019

                           CALCULATION OF REGISTRATION FEE
     ========================================================================
                                      Proposed     Proposed
      Proposed Title                  maximum      maximum
       of securities                  offering     aggregate     Amount of
          to be       Amount to be    price per    offering     registration
        registered    registered (1)  share(2)     price            fee
     ------------------------------------------------------------------------
       Common Stock,     500,000
       no par value      shares        $9.34    $4,670,000.00    $1,377.65
     ========================================================================

               (1) In addition, pursuant to Rule 416(a) under the Securities Act of 1933, as amended, this registration statement also covers any additional securities to be offered or issued in connection with a stock split, stock dividend or similar transaction.

               (2) Estimated for the sole purpose of calculating the registration fee in accordance with Rule 457(h) under the Securities Act of 1933, as amended.

                     INTERNATIONAL MUREX TECHNOLOGIES CORPORATION


          INTERNATIONAL MUREX TECHNOLOGIES CORPORATION AMENDED AND RESTATED
                             EMPLOYEE STOCK PURCHASE PLAN


                                       PART II

                  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

               This Registration Statement on Form S-8 is prepared pursuant to General Instruction E to Form S-8.

          ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE

               The following documents are hereby incorporated by reference into this Registration Statement:

               (a) The Registration Statement on Form S-8 (File No. 33-69116) of International Murex Technologies Corporation (the "Company"), as filed with the Securities and Exchange Commission (the "Commission") on September 13, 1993, to register 100,000 shares of the Common Stock, no par value ("Common Stock"), underlying the Company's Employee Stock Purchase Plan.

          ITEM 8.   EXHIBITS.

                    Exhibit No.    Description
                    ----------     -----------

                     5*       Opinion of Reid & Priest LLP

                    10 International Murex Technologies Corporation Amended and Restated Employee
                              Stock Purchase Plan
                              (incorporated by reference to
                              Schedule A to the Company's
                              Proxy Statement, dated April
                              3, 1997).

                    23(a)*    Consent of Deloitte & Touche LLP

                    23(b)*    Consent of Reid & Priest LLP (included
                              in Exhibit 5).

                    24* Power of Attorney (included on signature page of this Registration Statement on Form S-8).

                    --------------------------
                     *  Filed herewith.

                                      SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Toronto, British Columbia, Canada on the 16th day of January,
                                                   ----
          1998.

                               INTERNATIONAL MUREX TECHNOLOGIES CORPORATION

                               By:  /s/ C. Robert Cusick
                                  -----------------------------------------
                                       C. Robert Cusick, President
                                       and Chief Executive Officer

                                  POWER OF ATTORNEY

               Each director and/or officer of the Company whose signature appears below hereby appoints C. Robert Cusick as his attorney-in-fact to sign in his name and behalf, in any and all capacities stated below and to file with the Commission, any and all amendments, including post-effective amendments, to this Registration Statement.

               Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

             Signature                       Title                 Date
             ---------                       -----                 ----

          /s/C. Robert Cusick            President, Chief    January 16, 1998
          -----------------------------  Executive Officer
          C. Robert Cusick               and Director


          /s/Steven C. Ramsey            Chief Financial     January 16, 1998
          -----------------------------  Officer
          Steven C. Ramsey


          /s/ F. Michael P. Warren       Chairman of the     January 16, 1998
          -----------------------------  Board
          F. Michael P. Warren


          /s/J. Trevor Eyton             Director            January 16, 1998
          -----------------------------
          J. Trevor Eyton


          /s/Thomas L. Gavan             Director            January 16, 1998
          -----------------------------
          Thomas L. Gavan


          /s/Norbert J. Gilmore          Director            January 16, 1998
          -----------------------------
          Norbert J. Gilmore


          /s/Jay A. Lefton               Director            January 16, 1998
          -----------------------------
          Jay A. Lefton


          /s/Hartland M. Macdougall      Director            January 16, 1998
          -----------------------------
          Hartland M. Macdougall


          /s/Stanley E. Read             Director            January 16, 1998
          -----------------------------
          Stanley E. Read


          /s/Victor A. Rice              Director            January 16, 1998
          -----------------------------
          Victor A. Rice

                                  INDEX TO EXHIBITS
                     INTERNATIONAL MUREX TECHNOLOGIES CORPORATION
                     --------------------------------------------


          Exhibit
             No.              Description
          --------            -----------

              5               Opinion of Reid & Priest LLP.

            23(a)             Consent of Deloitte & Touche LLP.

            23(b)             Consent of Reid & Priest LLP
                              (included in Exhibit 5).

            24                Power of Attorney (included on
                              signature page of this
                              Registration Statement on Form S-8).